UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 17, 2017

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143-1254 (Zip Code)
(630) 875-7463 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure
Dividend Increase
On May 17, 2017, First Midwest Bancorp, Inc. ("First Midwest") issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.10 per share of common stock, which represents an 11.0% increase from the $0.09 per share dividend declared in the prior quarter. The dividend is payable on July 11, 2017 to common stockholders of record as of the close of business on June 30, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Annual Meeting Materials
First Midwest intends to use the presentation materials furnished herewith at its 2017 Annual Meeting of Stockholders, to be held on Wednesday, May 17, 2017, and, in whole or in part, at one or more investor relations conferences or meetings with analysts or existing or potential investors. A copy of the materials is attached as Exhibit 99.2 to this Current Report on Form 8-K. First Midwest does not undertake to update these materials after the date of this report, nor will this report be deemed a determination or admission as to the materiality of any information disclosed hereby (including the information in the exhibits attached hereto).
The information set forth in this Current Report on Form 8-K (including the information in Exhibits 99.1 and 99.2) is being furnished to the Securities and Exchange Commission and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release issued by First Midwest Bancorp, Inc. dated May 17, 2017.
99.2
Presentation materials to be used by the Company at the 2017 Annual Meeting of Stockholders and one or more investor relations conferences, or meetings with analysts or existing or potential investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date:	May 17, 2017	/s/ NICHOLAS J. CHULOS
By: Nicholas J. Chulos Executive Vice President, Corporate Secretary, and General Counsel